Exhibit 10.16

THIRD AMENDMENT

TO

HILLSIDE-AMPEX/SHERBORNE AGREEMENT

This Third Amendment, made as of March 2, 2004 (this “Amendment”), by and among the undersigned parties to the Hillside-Ampex/Sherborne Agreement, dated December 1, 1994, as amended as of November 30, 1995 and as of September 2002 (the “Agreement”), by and among (i) Ampex Corporation and each other member of the Ampex Group (as defined in the Agreement), (ii) Hillside Capital Incorporated and each other member of the Limited Hillside Group (as defined in the Agreement), and (iii) Sherborne Holdings Incorporated and each other member of the Sherborne Group (as defined in the agreement).

All capitalized terms in this Amendment when used herein shall have the same meaning as in the Agreement.

WITNESSETH:

WHEREAS, Ampex has heretofore, and may hereafter, issue to Hillside certain Contribution Notes to evidence the obligation of the members of the Ampex Group to repay certain Required Contributors from time to time made up by members of the Hillside Group to satisfy funding requirements of a Plan, and the Guarantors have jointly and severally guaranteed the due and punctual payment of said Notes in accordance with the terms thereof and of the Agreement; and

WHEREAS, Ampex has requested Hillside to consent to a deferral of all required principal payments on the Contribution Notes prior to and including December 31, 2006 in accordance with the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing, each entity in the Ampex Group, Sherborne Group and Limited Hillside Group hereby agrees as follows:

1. Notwithstanding anything contained in Section 2.3 or Section 2.5 of the Agreement, no payments in respect of the principal of any Contribution Notes (including any prepayments of principal), whether now outstanding or hereafter issued, shall be due and payable by any member of the Ampex Group or any Guarantor, on or prior to December 31, 2006. Payments of accrued interest on the Contribution Notes, including Notes issued after the date of this Amendment, shall continue to be due and payable in accordance with the original terms of the Notes and of the Agreement.

2. (a) After December 31, 2006, each required payment of the principal of each Contribution Note (including any prepayments of principal which would otherwise have been due and payable during such deferral period) shall be and become due and payable on the later of (x) January 15, 2007 or (y) the second anniversary of the date on which such required principal payment would have been due and payable under the original terms of such Notes and the Agreement. For example, if a payment of principal would have been due on August 1, 2005, such payment shall be due and payable on August 1, 2007.

(b) Notwithstanding the provisions of paragraphs 1 and 2(a) above, if at any time all of the principal of, accrued interest on, and any other amounts owing in respect of (i) the outstanding Senior Discount Notes issued under and pursuant to a Note Purchase Agreement, dated as of November 6, 2000, as amended, among Ampex Data Systems Corporation (as subsidiary of Ampex), as issuer, Ampex, as guarantor, and the several entities named as purchasers therein, and (ii) the outstanding 12% Senior Notes due 2008 issued under and pursuant to an Indenture, dated as of February 28, 2002, as amended, between Ampex and US Bank, NA, as successor trustee (including any 12% Senior Notes issued in payment of accrued interest on outstanding 12% Senior Notes), shall have been repaid in full and discharged (“Repayment and Discharge”), then, at Hillside’s option, exercisable by written notice to Ampex, all deferred principal payments on the Contribution Notes which would otherwise then have been due and payable to Hillside but for the terms of this Amendment (the “Deferred Principal Payments”), shall become due and payable to Hillside ninety (90) days after receipt by Ampex of such notice. Ampex agrees to notify Hillside promptly upon the Repayment and Discharge of the Discount Notes and the Senior Notes.

(c) Notwithstanding the provisions of paragraphs 1 and 2(a) above, from and after the date of Repayment and Discharge (i) all remaining principal payments on the Contribution Notes, other than the Deferred Principal Amounts, shall become due and payable at the times and in the amounts provided in the original terms of such Contribution Notes and the Agreement (including the mandatory prepayment provisions set forth in Section 2.5 thereof) and (ii) effective upon the date of Repayment and Discharge, the definition of “Surplus Cash” contained in the Agreement shall be amended to read in full as follows and a new definition of “Asset Sale” shall be added to the definition section on the Agreement to read in full as follows:

“(bw) ‘Surplus Cash’ shall mean, with respect to any calendar quarter, the sum of (i) all royalty payments and license fees received in cash during such period under license agreements on patents currently or hereafter issued and in force, plus (ii) net cash proceeds received from any Asset Sale during such period (net of any fees, expenses, taxes or required repayment of indebtedness), minus (iii) mandatory payments required to be made by Ampex on the Contribution Notes, the Discount Notes or the Senior Notes during such period, minus (iv) mandatory pension payments required to be paid by Ampex during such period that are not funded by Hillside and are actually paid during such period or within sixty (60) days following the end of such period, minus, (v) mandatory payments required to be paid by Ampex during such period under employee supplementary pension plans of Ampex or any subsidiary of Ampex created prior to 1992 and currently in effect and actually paid during such period or within sixty (60) days following the end of such period, minus (vi) withholding, income, property or other taxes, licenses or fees required to be paid by Ampex during such period in connection with the conduct of the business of Ampex or to maintain its existence and actually paid by Ampex during such period or within sixty (60) days following the end of such period, minus (vii) operating expenses incurred by Ampex in connection with the ordinary course operation of its business as conducted on December 31, 2003, including, but not limited to, expenditures in connection with developing, issuing, maintaining and enforcing patents and collecting royalties which are required to be paid by Ampex during such period and actually paid during such period or within sixty (60) days following the end of such period, minus (viii) incentive payments to employees engaged in collecting royalties not to exceed 3% of net royalties received in any applicable quarter, minus (ix) payments of accrued liabilities of Ampex to the extent set forth in the aggregate on Ampex’s financial statements as of December 31, 2003 and actually paid by Ampex during such period or within sixty (60) days following the end of such period, and minus (x) a working capital reserve equal to 5% of the sum of the amount determined under the preceding clauses (i) through (ix), up to an aggregate of $2.5 million for all periods. The Surplus Cash of Ampex shall be determined on a consolidated basis for Ampex and the other members of the Ampex Group.”

3. “(cc) ‘Asset Sale’ shall mean (a) any sale, lease, conveyance or other disposition by Ampex or any Restricted Subsidiary of Ampex (other than to Ampex or any Restricted Subsidiary of Ampex and other than directors’ qualifying shares) of any assets (including by way of a sale-and-leaseback) other than in the ordinary course of business or (b) the issuance and sale of capital stock of any Restricted Subsidiary of Ampex, in the case of (a) and (b), whether in a single transaction or a series of related transactions, to any person (other than to Ampex or any Restricted Subsidiary of Ampex and other then directors’ qualifying shares); provided, however, that the first $1,000,000 of net proceeds of any single Asset Sale in any quarter (up to a maximum of $3,000,000 for all Asset Sales at any time any Contribution Notes are outstanding) shall be deducted from the calculation of Surplus Cash pursuant to subsection (bw) above in such quarter and shall be retained by Ampex. A ‘Restricted Subsidiary’ shall mean any direct or indirect subsidiary of Ampex other than Ampex Finance Corporation, Ampex Holdings Corporation, AFC Holdings Corporation, MicroNet Technology, Inc., and iNEXTV Corporation.” Hillside agrees that it will not transfer any of the Contribution Notes to any other Person unless, prior to such transfer it shall have furnished a true and complete copy of this Amendment to the proposed transference and shall have furnished to Ampex a written acknowledgement executed on behalf of said proposed transference of the receipt of such copy of this Amendment.

4. Hillside and Ampex shall take such action as may be necessary or appropriate to effectuate the intent of this Amendment, including but not limited to adoption of Board of Directors resolutions.

5. The Agreement remains in full force and effect without modification or amendment (except as set forth herein).

IN WITNESS WHEREOF, the parties have executed this Amendment (which may not be executed in separate counterparts with the same effect as if each party had executed the same counterpart) as of the date set forth herein above.

AMPEX GROUP:

AMPEX CORPORATION

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 935-6144
Fax No: (212) 754-9591

AMPEX DATA SYSTEMS CORPORATION

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 935-6144
Fax No: (212) 754-9591

AMPEX FINANCE CORPORATION

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telepone: (212) 935-6144
Fax No: (212) 754-9591

AMPEX INTERNATIONAL CREDIT CORPORATION

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 935-6144
Fax No: (212) 754-9591

AMPEX INTERNATIONAL SALES CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Title:	Vice President
Telephone: (212) 935-6144
Fax No: (212) 754-9591

AMPEX LEASING CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Title:	Vice President
Telephone: (212) 935-6144
Fax No: (212) 754-9591

SHERBORNE GROUP:

NEWHILL PARTNERS,L.P.

By:	Sherborne & Company, Inc., General Partner

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 759-6301
Fax No: (212) 754-9591

SHERBORNE HOLDINGS INCORPORATED

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 759-6301
Fax No: (212) 754-9591

NH BOND CORP

By:	/s/ Edward J. Bramson
Edward J. Bramson
Title:	Vice President
Telephone: (212) 759-6301
Fax No: (212) 754-9591

XEPMA II INC.

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 759-6301
Fax No: (212) 754-9591

XEPMA III INC.

By:	/s/ Craig L. McKibben
Craig L. McKibben
Title:	Vice President
Telephone: (212) 759-6301
Fax No: (212) 754-9591

LIMITED HILLSIDE GROUP:

BROOKSIDE INTERNATIONAL INCORPORATED

By:	/s/ Rosemary Kindelan
Name:	Rosemary Kindelan
Title:	Assistant Secretary

HILLSIDE CAPITAL INCORPORATED

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Managing Director

BROOKSIDE INTERNATIONAL LLC
By Cliffdale Advisors, Inc., its Manager

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Assistant Treasurer